Exhibit D-2

                         INCOME TAX ALLOCATION AGREEMENT

                            SEVENTY-SEVENTH AMENDMENT

DG Lease, Inc. was incorporated in 1999 and is wholly owned by Southern Energy Finance Company, Inc. DG Lease, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of November, 1999.

ATTEST                                              DG Lease, Inc.



__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                            SEVENTY-EIGHTH AMENDMENT

SE Finance Capital Corporation was incorporated in 1999 and is wholly owned by Southern Energy, Inc. SE Finance Capital Corporation does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of November, 1999.

ATTEST                                          SE Finance Capital Corporation

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             SEVENTY-NINTH AMENDMENT

GAMOG Lease, Inc. was incorporated in 1999 and is wholly owned by SE Finance Capital Corporation. GAMOG Lease, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  GAMOG Lease, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                               EIGHTIETH AMENDMENT

Southern Energy North America Generating, Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America, Inc. Southern Energy North America Generating, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy North America
                                        Generating, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-FIRST AMENDMENT

Southern Energy New England Investments, Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America Generating, Inc. Southern Energy New England Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy New England Investments,
                                        Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-SECOND AMENDMENT

Southern Energy New England (G.P.), Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America Generating, Inc. Southern Energy New England (G.P.), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy New England (G.P.), Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-THIRD AMENDMENT

Southern Energy Wichita Falls Investments, Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America, Inc. Southern Energy Wichita Falls Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy Wichita Falls
                                        Investments, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-FOURTH AMENDMENT

Southern Energy Wichita Falls Management (G.P.), Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America, Inc. Southern Energy Wichita Falls Management (G.P.), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy Wichita Falls Management
                                        (G.P.), Inc.

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-FIFTH AMENDMENT

SEI Michigan Holdings, Inc. was incorporated in 1999 and is wholly owned by Southern Energy North America, Inc. SEI Michigan Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  SEI Michigan Holdings, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-SIXTH AMENDMENT

Southern Energy Netherlands Management Company, Inc. was incorporated in 1999 and is wholly owned by Southern Energy Netherlands, Ltd. Southern Energy Netherlands Management Company, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 1999.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of February, 2000.

ATTEST                                  Southern Energy Netherlands Management
                                        Company, Inc.

__________________________________      BY: _________________________________